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                                                                    EXHIBIT 99.0





                              THE OLYMPIC BUILDING

                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1995





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                          Independent Auditors' Report




To the Board of Trustees
Income Opportunity Realty Investors, Inc.

We have audited the accompanying statement of revenues and direct operating expenses of The Olympic Building for the ended December 31, 1995. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Income Opportunity Realty Investors, Inc.) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of The Olympic Building for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                            Farmer, Fuqua, Hunt & Munselle, P.C.

Dallas, Texas
January 10, 1997





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                              THE OLYMPIC BUILDING
                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1995



REVENUES
     Net rental revenues                                          $  747,484
     Parking income                                                   72,410
                                                                  ----------

             Total revenues                                          819,894

OPERATING EXPENSES
     Property taxes                                                   62,682
     Utilities                                                       136,002
     Repairs and maintenance                                         106,877
     Insurance                                                        13,021
                                                                  ----------

             Total direct operating expenses                         318,582
                                                                  ----------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES                   $  501,312
                                                                  ==========







         The accompanying notes are an integral part of this statement.




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                              THE OLYMPIC BUILDING
                         NOTES TO STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                               DECEMBER 31, 1995



NOTE 1:  ORGANIZATION AND BASIS OF PRESENTATION

         The Olympic Building is a 46,400 square foot office building, located in Los Angeles, California. During 1995, the property was owned by Azusa Properties USA, Inc.

         The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:  ACCOUNTING ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:  SUBSEQUENT EVENT

         The property was sold to Income Opportunity Realty Investors, Inc., a Nevada corporation, on November 13, 1996.





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